EXHIBIT 32.1
Section 906 Certification
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to
18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:
(i)the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 25, 2026

/s/ JAMES F. RISOLEO
James F. Risoleo
Chief Executive Officer

/s/ SOURAV GHOSH
Sourav Ghosh
Chief Financial Officer